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                                                                   Exhibit 99(a)

                             UNITED NATIONAL BANCORP
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     This Certification is to accompany the Quarterly Report of United National Bancorp (the "Company") on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission (the "Report").

     I, Thomas C. Gregor, Chairman of the Board, President, and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Thomas C. Gregor
                                        ----------------------------------------
                                        Thomas C. Gregor
                                        Chairman of the Board, President and
                                        Chief Executive Officer
                                        United National Bancorp

May 13, 2003